Investments in Limited Partnerships	12 Months Ended
Dec. 31, 2018
Equity [Abstract]
Investments in Limited Partnerships
Investments in Limited Partnerships
The Account invests in limited partnerships and limited liability companies that own real estate properties. The Account receives distributions from these investments based on the Account’s ownership interest percentage. At December 31, 2018, the Account held ownership interest percentages that ranged from 1.7% to 90.0%. As of December 31, 2018 and 2017, the fair value of the Account’s ownership interest in limited partnerships was $175.9 million and $142.4 million, respectively.
Clarion Gables Multi-Family Trust LP allows redemptions with an advanced notice of three months or more. Redemptions are funded using the partnership’s available cash, which may not immediately be in excess of the redemption amount, and may not be sufficient to fund the redemption amount for several months. The general partner has sole discretion in identifying how much cash is available to process redemptions. The partnership allows the Account to sell its interest in the partnership, subject to the consent and approval of the general partner.
Taconic New York City GP Fund, LP prohibits redemptions in the partnership prior to liquidation. Liquidation of the partnership is estimated to begin no earlier than 2024. The partnership allows the Account to sell its interest in the partnership, subject to the consent and approval of the general partner.
LCS SHIP Venture I, LLC prohibits redemptions prior to liquidation. The Account is generally not permitted to sell or transfer its interest in the company without consent of the manager.